UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 27, 2012

UNIFIRST CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-08504	04-2103460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Jonspin Road, Wilmington, Massachusetts 01887
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (978) 658-8888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On June 27, 2012, UniFirst Corporation (the “Company”) issued a press release ("Press Release") announcing financial results for the third quarter and first nine months of fiscal 2012, which ended on May 26, 2012.  A copy of the Press Release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02, including the exhibit attached hereto, shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

99	Press release of the Company dated June 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIFIRST CORPORATION

Date: June 27, 2012	By:	/s/ Ronald D. Croatti
	Name:	Ronald D. Croatti
	Title:	Chairman of the Board, Chief Executive Officer and President

	By:	/s/ Steven S. Sintros
	Name:	Steven S. Sintros
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99	Press release of the Company dated June 27, 2012